KEMPER EQUITY FUNDS/VALUE STYLE
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999

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                           KEMPER SMALL CAP VALUE FUND
                       KEMPER U.S. GROWTH AND INCOME FUND

The following text supplements information in the section entitled "Principal Strategies and Investments" with respect to Kemper Small Cap Value Fund:

Although the fund does not presently intend to do so, it may invest up to 20% of its total assets in foreign securities.

The following text supplements information in the section entitled "Additional risk" with respect to Kemper Small Cap Value Fund:

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.

The following text replaces information in the section entitled "Fee and expense information" with respect to Kemper U.S. Growth and Income Fund:

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.36%, Class B to 2.01% and Class C to 1.99%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement may be discontinued at any time. However, the investment manager has agreed to waive 0.15% of its management fee until September 30, 1999. As a result, for the fiscal year ended September 30, 1998, "Total

February 22, 1999
DRE-1D
505806

Annual Fund Operating Expenses" were reduced by 1.23%, 1.48%, and 1.26% for Class A, Class B, and Class C and actual total annual fund operating expenses were 1.36% for Class A, 2.01% for Class B and 1.99% for Class C. The information contained in the above table and the example below reflect the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

The following text supplements information in the section entitled "Investment Manager":

For Kemper U.S. Growth and Income Fund, the investment manager has agreed to waive 0.15% of its management fee until September 30, 1999.

Steven T. Stokes is the Lead Portfolio Manager of Kemper Small Cap Value Fund. Please consult the prospectus for information concerning the portfolio managers.